UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) November 16, 2007

                           ALBANY INTERNATIONAL CORP.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          Delaware                     0-16214                14-0462060
--------------------------------------------------------------------------------
(State or other jurisdiction         (Commission           (I.R.S. Employer
      of incorporation)             File Number)         Identification No.)

     1373 Broadway, Albany, New York                           12204
--------------------------------------------------------------------------------
(Address of principal executive offices)                     (Zip Code)

        Registrant's telephone number, including area code (518) 445-2200

                                      None
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 5.02. Departure of Directors or Certain Officers; etc.

Item 8.01. Other Events

Richard A. Carlstrom, the Registrant's Vice President-Controller and principal accounting officer, has informed the Registrant of his intention to retire from the Company effective March 31, 2008. At a meeting on Friday, November 16, the Registrant's Board of Directors voted unanimously to elect David M. Pawlick to the position of Vice President-Controller, effective upon Mr. Carlstrom's retirement. Mr. Pawlick will be the Registrant's principal accounting officer as of such date.

Mr. Pawlick currently serves as the Registrant's Director of Corporate Accounting, a position he has held since joining the Registrant in August 2000. From 1994 to 2000 he served as Director of Finance and Controller for Ahlstrom Machinery, Inc. in Glens Falls, New York. Prior to 1994, he was employed as an Audit Manager for Coopers & Lybrand.

                                   Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          ALBANY INTERNATIONAL CORP.

                                          By: /s/ Michael C. Nahl
                                              ----------------------------------
                                          Name:  Michael C. Nahl
                                          Title: Executive Vice President and
                                                 Chief Financial Officer

Date: November 21, 2007